UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2004

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 1. Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On December 2, 2004, our chief executive officer and president, James S. Haines, Jr., elected to defer receipt of stock that will be earned by him during 2005 and 2006 pursuant to the terms and conditions of his employment letter (the “Employment Letter”). A copy of the Restricted Share Unit Award Agreement that includes, among other terms, the right to defer restricted share units that will be earned during 2005 and 2006 and a form of the Deferral Election form are attached as exhibits hereto.

In making the decision to offer Mr. Haines the ability to defer a portion of restricted share units and related dividend equivalents granted to him pursuant to the Employment Letter, we considered Section 162(m) of the Internal Revenue Code (which disallows the deduction of compensation in excess of $1,000,000 except for certain payments based upon performance goals) and other factors that we deemed appropriate. In the event Mr. Haines does not elect to defer a portion of his restricted share units so that his aggregate compensation in any year does not exceed $1,000,000, some of the compensation we pay to him may not be deductible under Section 162(m).

The foregoing summary is qualified in its entirety by reference to the text of the Restricted Share Unit Award Agreement and the Deferral Election form, copies of which are filed as exhibits to this report, and the Employment Letter, which is attached as an exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1     Restricted Share Unit Award Agreement

Exhibit 10.2     Deferral Election Form

The information contained in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: December 6, 2004	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 10.1	Restricted Share Unit Award Agreement

Exhibit 10.2	Deferral Election Form